INTANGIBLE ASSETS, NET - Schedule of estimated amortization expense of intangible assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Amortization expense of intangible assets
2026	¥ 171,364	$ 24,505
2027	157,827	22,569
2028	53,313	7,624
2029	52,525	7,511
2029 and thereafter	97,740	13,976
Intangible assets, net	¥ 532,769	$ 76,185	¥ 694,880